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CONVERTIBLE
SECURITIES
FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2002

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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TO OUR SHAREHOLDERS,

      Convertible stocks and bonds are hybrid securities. Because they can be converted into common stock, performance will be impacted by the dominant trend in the equity markets. However, due to their significantly higher yield, performance is also influenced by the direction of the bond market. In the second quarter of 2002, the equity characteristics of converts restrained performance. However, the strong bond market helped support convertible securities prices. We invest in converts we believe to have two-thirds the upside potential of the underlying stock and one-third the downside risk. Comparing the Gabelli Convertible Securities Fund's (the "Fund's") performance this quarter, a decline of 5.31%, to the performance of the Standard & Poor's ("S&P") 500 Index, which declined 13.39%, our risk appraisals have proven accurate.

NEW NAME: SAME APPROACH

      Effective August 1, 2002, the Gabelli Convertible Securities Fund will change its name to the Gabelli Convertible and Income Securities Fund. Although our name will change, our approach will not.

      The Fund will maintain its investment objective of seeking a high level of total return through a combination of current income and capital appreciation by investing in convertible and other income producing securities.

      With this change, the Fund will have more investment flexibility to meet the new Securities and Exchange Commission ("SEC") requirement (Rule 35d-1) that funds invest at least 80% of their assets in the type of securities specified in their name. The Fund has determined that being required to invest 80% of its assets strictly in convertible securities is not always optimal and, accordingly, has determined to change its name as it strives to achieve its goal of preserving and enhancing capital. The Fund expects to continue its practice of investing in convertible securities to the extent attractive opportunities are available.


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NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

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

A PROMISE KEPT

      When we asked the shareholders of the Fund to vote to convert from an open-end investment company to a closed-end fund, we expressed our intent to have the Fund's common shares track the Fund's net asset value. Based on the Fund's consistent and above average annualized performance since inception, we expected that such a Fund would trade at or above net asset value. In addition, over the past few years the Board of Directors has taken several initiatives to maintain the Fund's public market price at a level equal to or exceeding the Fund's net asset value. These initiatives included a stock repurchase plan, a managed 8% Distribution Policy, and the issuance of preferred stock.

      We are pleased to report that management kept its promise to shareholders and the Fund is trading at a premium to net asset value. In fact, the Fund began trading at a premium in February 2001 and has continued to trade above net asset value, ending the quarter at a 14.58% premium. We have been able to preserve shareholder wealth during a tough market environment. We have been conservative during the past year and it has paid off; now is the time to be aggressive.

COMPARATIVE PERFORMANCE

--------------------------------------------------------------------------------
                                             AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)
                                             ------------------------------------------------
                                                         SINCE                                                      YEAR
                                           QUARTER     INCEPTION (B)    10 YEAR   5 YEAR    3 YEAR    1 YEAR       TO DATE
                                           -------     -------------    -------   ------    ------    ------       -------
   Gabelli Convertible Securities Fund
     NAV Return (c) ......................  (5.31)%      7.93%             7.24%    5.16%     0.34%   (4.71)%       (4.15)%
   Gabelli Convertible Securities Fund
     Investment Return (d) ...............  (2.11)%      4.85%(e)         N/A(e)   11.55%     7.82%    5.13%        (0.30)%
   S&P 500 Index ......................... (13.39)%     11.63%            11.42%    3.67%    (9.17)% (17.98)%      (13.15)%
   Lipper Convertible Securities
     Fund Average ........................  (6.51)%      9.94%             9.77%    5.16%     1.12%   (9.24)%       (6.07)%

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on July 3, 1989.
(c) Total returns and average annual returns reflect changes in net asset value ("NAV") and reinvestment of distributions and are net of expenses. Since Inception return based on initial net asset value of $10.00.
(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since Inception return based on an initial offering price of $10.00.
(e) The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.
--------------------------------------------------------------------------------

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Fund trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Fund's underlying portfolio) or a discount to (lower than) net asset value. Of the 502 closed-end funds in the U.S., approximately 37% currently trade at premiums to NAV versus 26% five years ago and 61% ten years ago.

      Ideally, the Fund's market price will generally track the NAV. The Fund's premium or discount to NAV fluctuates over time. Over our Fund's 7-year history, the range fluctuated from a 20% premium in June 2002 to a 17% discount in April 2000. The average variance from NAV for the Fund since converting to closed-end fund status is a 6.9% discount to NAV. Beginning in early 2001, the market price of the Fund exceeded the NAV and this premium has gradually increased since.

      "Mr. Market" often provides opportunities to invest at a discount. The Fund has undertaken various initiatives to narrow the discount when appropriate through distribution policies, share repurchase programs and use of leverage.

      The Fund's long-term investment goal is to seek a high level of total return through a combination of current income and capital appreciation. We believe that our securities selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 7.9% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Fund is not likely to be sustainable.

             PREMIUM/DISCOUNT SINCE CONVERSION TO A CLOSED-END FUND

Year          Premium/Discount

               0
               0.0099
              -0.0761
              -0.0978
              -0.0334
              -0.0903
              -0.1056
              -0.0657
              -0.0701
              -0.0957
              -0.0263
Year 1996     -0.065
              -0.1064
              -0.0802
              -0.1071
              -0.1507
              -0.0953
              -0.1465
              -0.146
              -0.1318
              -0.1497
              -0.1492
              -0.1652
Year 1997     -0.1399
              -0.131
              -0.1577
              -0.1622
              -0.1593
              -0.1322
              -0.147
              -0.1538
              -0.1321
              -0.1557
              -0.1432
              -0.1017
Year 1998     -0.0956
              -0.0882
              -0.0733
              -0.0815
              -0.095
              -0.062
              -0.0848
              -0.1485
              -0.0705
              -0.0372
              -0.0325
              -0.0175
Year 1999     -0.0315
              -0.0745
              -0.0275
              -0.1027
              -0.0909
              -0.0689
              -0.0991
              -0.1019
              -0.0842
              -0.0948
              -0.1525
              -0.0735
Y2k           -0.1207
              -0.148
              -0.1497
              -0.1734
              -0.1454
              -0.1263
              -0.1128
              -0.123
              -0.1022
              -0.1553
              -0.1088
              -0.0893
Year 2001     -0.03
              0.0096
              0.0039
              0.0202
              0.0207
              0.0337
              0.0316
              0.059
              0.1202
              0.1169
              0.1167
              0.1156
Year 2002     0.1061
              0.0959
              0.1067
              0.0584
              0.1702
              0.1458

---------------------------------
          JUNE 30, 2002
Net Asset Value            $ 9.12
Market Price               $10.45
Premium                    14.58%
---------------------------------

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, fell 7.61% during the second quarter. This compared to a decline of 20.71%, 13.39%, and 10.74% by the Nasdaq, the S&P 500 and the Dow Jones
Industrial Indices, respectively, as equity markets were hit by accounting scandals, credit downgrades, and tensions in the Middle East. This provoked a flight to quality as registered by the Merrill Lynch Government/Corporate Bond Index, which rose 3.81%. Conversely, the Merrill Lynch U.S. High Yield Master II Index fell 6.97% as credit spreads widened. This trend was reflected in the convertible market as speculative grade convertibles dropped 10.3%, while investment grade issues fell by only 4.9%. The average convertible now has the highest conversion premium on record of 75% (up from 62% last quarter), a current yield of 4.22% (versus 3.80%) and a credit rating of BBB- (versus BB+).

      Despite the weaker U.S. dollar, the domestic convertible market remains the largest in the world at $221 billion, or about 43% of the total global market capitalization of $495 billion. Domestic new issuance slowed in the quarter to $12 billion, less than half of its recent run rate. Investors were bemused by Berkshire Hathaway's launch of the first convertible that effectively paid a negative coupon. By product type, new issuance continues to be dominated by the more equity-like structures as companies strive to repair balance sheets and investors search for low premium convertibles with attractive current yields. Year to date, convertible preferred stock and mandatory convertible securities constituted 42% of total new issue activity versus only 19% during all of 2001.

      The only sector in the convertible market to post a positive return during the quarter was Transportation (+0.3%). Media was the worst performing sector (-20.5%), where cable company convertibles were particularly hard hit by the Adelphia debacle. Meanwhile, the Technology (-13.3%), Telecom (-13.2%) and Utilities (-9.9%) sectors remained weak. Finally, busted convertibles (-4.2%), being less equity sensitive, outperformed balanced (-10.5%) and equity sensitive convertibles (-15.1%), while small capitalization issuers (-11.3%) succumbed to mid (-8.5%) and large-capitalization issuers (-6.7%). Finally, growth convertibles (-8.6%) gave in to value convertibles (-6.3%).

COMMENTARY

THE ECONOMY: STAGGERING AHEAD

      Although consumer confidence readings and retail sales softened in May, most other economic data has been encouraging. Industrial production and productivity continued to trend higher, new housing starts approached record levels, and there was a modest up-tick in business investment. Importantly, inflation remained dormant, most likely postponing any Federal Reserve Board ("Fed") rate hikes. We believe full year 2002 Gross Domestic Product ("GDP") growth will be above the 3% to 3.5% range we expected at the beginning of the year and that capital spending plus a recovery in Europe and Japan in 2003 will help sustain economic growth in the year ahead.

      Presently, investors appear to be questioning whether corporate earnings will meet expectations in the coming quarters. We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering, and big decline in the "everything including the kitchen sink" write-offs taken in 2001. Financial Accounting Standards Board ("FASB") Rule 142, which does not require companies to amortize goodwill, will also help earnings for many companies. In addition, a gradual weakening of the dollar will boost profits for the large U.S. based multinationals in the S&P 500 Index. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

THE MARKET: A CRISIS IN CONFIDENCE

      Unfortunately, over the short term, a recovering economy, a rebound in corporate profits, and more reasonable equity valuations may not do much to improve investor psychology, which has been battered by geopolitical tensions and a crisis in confidence in the integrity of corporate America and Wall Street.

      It has become apparent that our quick victory over the Taliban in Afghanistan has not eliminated the threat of terrorism at home or abroad. The seemingly never-ending cycle of violence in the Middle East has further unnerved investors. For a few tense weeks, investors also worried about a nuclear confrontation between Pakistan and India over Kashmir. Clearly, it's a dangerous world out there.

      Investors have come to believe the stock market is a dangerous place as well. Not only have they lost a pile of money over the last two years, but "Enronitis," "Tycosis," "Marthritis" (the insider trading investigation of Martha Stewart), and most recently "WorldCon" have many investors wondering what malady will strike their portfolios next. Following the revelations (to some) that Wall Street research is not what it's cracked up to be, investors are reluctant to go to their broker for a portfolio check-up, fearing the cure may be worse than the disease.

INVESTMENT SCORECARD

      This quarter's best performing holdings came from a variety of industry groups including: broadcasting (Granite Broadcasting), auto parts (Standard Motor Products), defense (Northrup Grumman), hospitality (Innkeepers USA) and aviation parts (Sequa).

      Among  our  biggest   disappointments   were  cable  television  companies
Cablevision Systems and UnitedGlobalCom. Our telecom and telecom equipment company holdings such as Broadwing, AT&T and Lucent also retreated significantly.

LET'S TALK CONVERTS

      The following are stock specifics on selected convertible holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (5.00% CV. PFD.) has recently become the country's second largest independent local exchange carrier with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost 1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. After recent completion of the tender offer for 19% of shares that it already did not own, CZN now owns 100% of Electric Lightwave Inc. (ELIX - $0.69 - Nasdaq), a competitive carrier with fiber optic networks covering the Western part of the U.S. The company is now focused on balance sheet deleveraging and achieving profitability at ELIX.

FRANKLIN RESOURCES INC. (ZERO COUPON, 05/11/31) is a financial holding company that provides investment advisory and management services through its Franklin, Templeton, Mutual Series, Bissett, and Fiduciary investment management groups as well as banking services though its banking/finance segment. The company has $279 billion in assets under management across a wide-range of investment products and styles. Finally, the company operates in 37 offices in 29 countries, and is focused on further expanding its international investment management business, particularly as pension systems are reformed in numerous countries around the world.

GENERAL MOTORS CORP. (5.25% CV. PFD., SER. B; 4.50% CV. PFD., SER. A) is the largest producer of motor vehicles in the world, with unit sales of over 8 million cars, trucks, and commercial vehicles in 2001 alone. The company has operating subsidiaries in North America, Europe, Latin America and Asia, and equity interests in manufacturers in Europe (Fiat Auto Holdings) and Japan (Isuzu, Suzuki, Subaru). General Motors Acceptance Corporation provides retail and wholesale financing to consumers and dealers worldwide, as well as vehicle leasing, mortgage, and insurance products. The company's Hughes Electronics (GMH
- $10.40 - NYSE) subsidiary provides direct-to-home satellite television services to over 10 million consumers in the U.S. under the DirecTV brand name.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 2,000 properties totaling over 327,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group Plc (HG.L - $3.48 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years.

ROBBINS & MYERS INC.  (SUB.  DEB.  CV.,  6.50%,  09/01/03)  is an  international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, food and beverage. In August 2001, the company completed the acquisition of Romaco, a $150 million manufacturer of packaging, printing and processing of pharmaceutical products. Romaco provides horizontal integration to Robbins' mixer and vessel businesses and the acquisition is expected to be accretive to earnings. With Romaco, 40% of Robbins & Myers revenues are in the pharmaceutical market that is generally stable, with an average 6% to 8% rate of growth. The company's remaining businesses are in specialty chemical (26%), energy (20%), water and wastewater (4%) and other industries. Management's use of its strong cash flow to make complementary acquisitions makes Robbins & Myers an attractive company in a consolidating industry.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. Sealed Air is a strong free cash flow generator, which will be used to pay down debt, make niche acquisitions, and buy back stock.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical, printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of aftermarket parts for the overhaul and repair of jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

THERMO ELECTRON CORP. (SUB. DEB. CV., 4.00%, 01/15/05) is a leading provider of scientific instruments. It manufactures measurement instrumentation, and provides information management software and worldwide services to markets which include: the life sciences, clinical laboratories, healthcare, telecommunications, food and beverage, chemical, oil and gas, and academic and government clients. The company's products ensure the quality and safety of materials used in manufacturing, improve industrial processes and protect the environment--its instruments were also used at the Winter Olympics to identify the use of banned substances and to search for explosive materials. As part of its strategy to become an integrated instrument business, it is spinning off non-core businesses, most of which has been completed.

U.S. CELLULAR CORP. (SUB. DEB. CV., ZERO COUPON, 06/15/15) is an 81%-owned subsidiary of Telephone and Data Systems (TDS - $60.55 - AMEX) and is a wireless carrier with cellular licenses covering over 27 million people primarily in rural and suburban markets. The company currently serves over 3.5 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless Group (AWE - $5.85 - NYSE), Verizon Communications (VZ - $40.15 -NYSE) and Sprint PCS Group (PCS - $4.47 - NYSE). The company recently announced plans to upgrade its wireless infrastructure to be able to offer high-speed data services in the near future. USM is in the process of acquiring PCS properties in Chicago area for $650 million increasing its licensed footprint by about 13 million people and adding 350,000 new customers. Having operations in Chicago should significantly improve USM competitive position in its midwest cluster.

SHAREHOLDER MEETING - MAY 20, 2002 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 20, 2002 at the Bruce Museum in Greenwich, Connecticut. At that meeting, common shareholders and preferred shareholders voting as a single class elected Anthonie C. van Ekris and Salvatore J. Zizza as Directors of the Fund. A total of 6,941,983 votes and 6,946,923 votes were cast in favor of each Director and 54,272 votes and 49,332 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected Anthony J. Colavita and Werner J. Roeder as Directors of the Fund. A total of 1,153,862 votes and 1,152,862 votes were cast in favor of each Director and 12,092 votes and 13,092 votes were withheld for each Director, respectively.

      Mario J. Gabelli, E. Val Cerutti, Dugald A. Fletcher, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Directors of the Fund.

      We thank you for your participation and appreciate your continued support.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 2002, 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Convertible Securities Fund distributed $0.20 per share on June 24, 2002. The next distribution is scheduled for September 2002.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Convertible Securities Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on June 26, 2002 of $0.50 per share. For the twelve-months ended June 30, 2002, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2002.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                          WHEN
                        ---                          ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                       SEPTEMBER                       OCTOBER
                        ------                       ---------                       -------
      1st Wednesday     Susan Byrne                  Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                 Hart Woodson                    Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday     Barbara Marcin               Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      True to form, convertible securities held up relatively well as the stock market got pounded in the second quarter. The next test will be to see if our convertible portfolio participates as stocks right themselves. We are confident that a more beneficial stock market will reward our shareholders in the years ahead.

                                        Sincerely,
                                        /S/ Mario J. Gabelli
                                        MARIO J. GABELLI
                                        President and Chief Investment Officer

August 1, 2002

--------------------------------------------------------------------------------
                          SELECTED CONVERTIBLE HOLDINGS
                                  JUNE 30, 2002

Citizens Communications Co. (5.00% Cv. Pfd.)                  Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Franklin Resources Inc. (Zero Coupon, 05/11/31)               Sequa Corp. ($5.00 Cv. Pfd.)
General Motors Corp. (Cv. Pfd.)                               Standard Motor Products Inc. (Sub. Deb. Cv., 6.75%, 07/15/09)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)          Thermo Electron Corp. (Sub. Deb. Cv., 4.00%, 01/15/05)
Robbins & Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)         U.S. Cellular Corp. (Sub. Deb. Cv., Zero Coupon, 06/15/15)

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

 PRINCIPAL                                                               MARKET
  AMOUNT                                          COST                    VALUE
----------                                        ----                    -----

            CONVERTIBLE CORPORATE BONDS -- 39.5%
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 8.2%
$  800,000  Exide Corp., Sub. Deb. Cv.,
              2.900%, 12/15/05 (b)(c) ......  $   601,359           $    16,000
 1,150,000  GenCorp Inc., Sub. Deb. Cv.,
              5.750%, 04/15/07 (b) .........    1,150,000             1,240,563
 9,000,000  Standard Motor Products Inc.,
              Sub. Deb. Cv.,
              6.750%, 07/15/09 .............    7,188,662             7,312,500
                                              -----------           -----------
                                                8,940,021             8,569,063
                                              -----------           -----------
            AVIATION: PARTS AND SERVICES -- 4.1%
 4,396,000  Kaman Corp., Sub. Deb. Cv.,
              6.000%, 03/15/12 .............    4,166,130             4,291,595
                                              -----------           -----------
            BUILDING AND CONSTRUCTION -- 0.0%
            Foster Wheeler Ltd., Sub. Deb. Cv.,
    40,000    6.500%, 06/01/07 (b) .........       35,045                11,200
    60,000    6.500%, 06/01/07 .............       40,823                13,800
                                              -----------           -----------
                                                   75,868                25,000
                                              -----------           -----------
            BUSINESS SERVICES -- 4.4%
   900,000  BBN Corp., Sub. Deb. Cv.,
              6.000%, 04/01/12 (a) .........      883,198               850,500
    10,000  First Data Corp.,
              Sub. Deb. Cv.,
              2.000%, 03/01/08 .............        9,949                11,387
 3,000,000  Franklin Resources Inc., Cv.,
              Zero Coupon, 05/11/31 ........    1,751,934             1,788,750
   400,000  Navistar Financial Corp.,
              Sub. Deb. Cv.,
              4.750%, 04/01/09 (b) .........      379,345               358,000
 1,850,000  Trans-Lux Corp.,
              Sub. Deb. Cv.,
              7.500%, 12/01/06 .............    1,787,409             1,579,438
                                              -----------           -----------
                                                4,811,835             4,588,075
                                              -----------           -----------
            CABLE -- 0.8%
   200,000  Adelphia Communications
              Corp., Sub. Deb. Cv.,
              3.250%, 05/01/21+ (c) ........      113,000                18,000
 1,800,000  Charter Communications
              Inc., Cv.,
              4.750%, 06/01/06 .............    1,309,789               821,250
                                              -----------           -----------
                                                1,422,789               839,250
                                              -----------           -----------
            COMPUTER SOFTWARE AND SERVICES -- 0.3%
   300,000  Exodus Communications Inc.,
              Sub. Deb. Cv.,
              5.250%, 02/15/08 (c) .........      163,036                 1,125
   350,000  QuadraMed Corp.,
              Sub. Deb. Cv.,
              5.250%, 05/01/05 .............      262,944               290,500
                                              -----------           -----------
                                                  425,980               291,625
                                              -----------           -----------
            CONSUMER PRODUCTS -- 0.6%
$1,500,000  Pillowtex Corp.,
              Sub. Deb. Cv.,
              6.000%, 03/15/12+ (c) ........  $   120,955           $         0
   700,000  Standard Commercial Corp.,
              Sub. Deb. Cv.,
              7.250%, 03/31/07 .............      613,597               669,375
                                              -----------           -----------
                                                  734,552               669,375
                                              -----------           -----------
            CONSUMER SERVICES -- 0.2%
 1,100,000  Ogden Corp., Sub. Deb. Cv.,
              6.000%, 06/01/02+ (c) ........    1,090,087               198,000
                                              -----------           -----------
            DIVERSIFIED INDUSTRIAL -- 0.6%
   500,000  GATX Corp., Cv.,
              7.500%, 02/01/07 (b) .........      500,000               579,375
                                              -----------           -----------
            ELECTRONICS -- 4.7%
 2,500,000  Agere Systems Inc.,
              Sub. Deb. Cv.,
              6.500%, 12/15/09 .............    2,500,000             1,915,625
   900,000  Oak Industries Inc.,
              Sub. Deb. Cv.,
              4.875%, 03/01/08 .............      791,583               578,250
   100,000  Solectron Corp., Cv.,
              Zero Coupon, 05/08/20 ........       53,081                59,000
 2,500,000  Thermo Electron Corp.,
              Sub. Deb. Cv.,
              4.000%, 01/15/05 .............    2,392,526             2,396,875
                                              -----------           -----------
                                                5,737,190             4,949,750
                                              -----------           -----------
            ENERGY AND UTILITIES -- 2.0%
   325,000  Devon Energy Corp.,
              Sub. Deb. Cv.,
              4.950%, 08/15/08 .............      319,502               325,000
   200,000  Friede Goldman Halter Inc.,
              Sub. Deb. Cv.,
              4.500%, 09/15/04+ (c) ........      129,732                21,000
 1,700,000  Mirant Corp., Sub. Deb. Cv.,
              2.500%, 06/15/21 .............    1,279,478             1,243,125
   511,000  Moran Energy Inc.,
              Sub. Deb. Cv.,
              8.750%, 01/15/08 .............      356,300               511,000
                                              -----------           -----------
                                                2,085,012             2,100,125
                                              -----------           -----------
            EQUIPMENT AND SUPPLIES -- 1.6%
 1,600,000  Robbins & Myers Inc.,
              Sub. Deb. Cv.,
              6.500%, 09/01/03 .............    1,588,592             1,700,000
                                              -----------           -----------

                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

 PRINCIPAL                                                               MARKET
  AMOUNT                                          COST                    VALUE
----------                                        ----                    -----

            CONVERTIBLE CORPORATE BONDS (CONTINUED)
            HEALTH CARE -- 1.5%

$   50,000  Apogent Technologies Inc.,
              Cv.,
              2.250%, 10/15/21 (b) .........  $    51,932           $    48,375
    10,000  Inhale Therapeutic Systems,
              Sub. Deb. Cv.,
              6.750%, 10/13/06 (b) .........       10,347                 7,351
    30,000  Invitrogen Corp.,
              Sub. Deb. Cv.,
              5.500%, 03/01/07 .............       27,711                26,325
            IVAX Corp., Sub. Deb. Cv.,
 1,400,000    5.500%, 05/15/07 .............    1,249,818             1,146,250
   400,000    4.500%, 05/15/08 (b) .........      323,442               300,000
   150,000  Sabratek Corp., Sub. Deb. Cv.,
              6.000%, 04/15/05+ (c) ........       84,763                     0
                                              -----------           -----------
                                                1,748,013             1,528,301
                                              -----------           -----------
            HOTELS AND GAMING -- 4.9%
 5,500,000  Hilton Hotels Corp.,
              Sub. Deb. Cv.,
              5.000%, 05/15/06 .............    4,987,278             5,190,625
                                              -----------           -----------
            PAPER AND FOREST PRODUCTS -- 1.5%
   200,000  Riverwood International Corp.,
              Sub. Deb. Cv.,
              6.750%, 09/15/03 .............      199,907               230,890
 1,400,000  Thermo Fibertek Inc.,
              Sub. Deb. Cv.,
              4.500%, 07/15/04 (b) .........    1,284,935             1,372,000
                                              -----------           -----------
                                                1,484,842             1,602,890
                                              -----------           -----------
            PUBLISHING -- 0.1%
   200,000  Times Mirror Ltd.,
              Sub. Deb. Cv.,
              Zero Coupon, 04/15/17 ........      108,604               127,500
                                              -----------           -----------
            RETAIL -- 1.5%
    60,000  Costco Companies Inc.,
              Sub. Deb. Cv.,
              Zero Coupon, 08/19/17 ........       43,968                53,250
   300,000  Rite Aid Corp., Sub. Deb Cv.,
              5.250%, 09/15/02 .............      272,561               295,500
    10,000  School Specialty Inc.,
              Sub. Deb. Cv.,
              6.000%, 08/01/08 .............       10,175                10,850
 1,200,000  Thermo Instrument Systems
              Inc., Sub. Deb. Cv.,
              4.500%, 10/15/03 (b) .........    1,177,284             1,192,500
                                              -----------           -----------
                                                1,503,988             1,552,100
                                              -----------           -----------

 PRINCIPAL                                                               MARKET
  AMOUNT                                          COST                    VALUE
----------                                        ----                    -----

            TELECOMMUNICATIONS -- 1.2%
$   80,000  Amnex Inc., Sub. Deb. Cv.,
              8.500%, 09/25/02+ (b)(c) .....  $    71,773           $         0
            Bell Atlantic Corp., Cv.,
   600,000    4.250%, 09/15/05 (b) .........      598,054               606,000
    90,000    4.250%, 09/15/05 .............       95,691                90,731
 1,300,000  NTL Inc., Sub. Deb. Cv.,
              5.750%, 12/15/09 (c) .........      595,953               195,000
   500,000  Rogers Communications Inc.,
              Sub. Deb. Cv.,
              2.000%, 11/26/05 .............      402,923               382,500
   200,000  XO Communications Inc.,
              Sub. Deb. Cv.,
              5.750%, 01/15/09+ (b)(c) .....      116,123                   250
                                              -----------           -----------
                                                1,880,517             1,274,481
                                              -----------           -----------
            WIRELESS COMMUNICATIONS -- 1.3%
            Nextel Communications
              Inc., Cv.,
   700,000    6.000%, 06/01/11 (b) .........      551,877               282,417
 1,700,000    5.250%, 01/15/10 .............    1,127,065               711,875
   100,000    4.750%, 07/01/07 .............       67,739                46,000
 1,100,000  United States Cellular Corp.,
              Sub. Deb. Cv.,
              Zero Coupon, 06/15/15 ........      737,275               342,375
                                              -----------           -----------
                                                2,483,956             1,382,667
                                              -----------           -----------
            TOTAL CONVERTIBLE
              CORPORATE BONDS ..............   45,775,254            41,459,797
                                              -----------           -----------
    SHARES
    ------
            CONVERTIBLE PREFERRED STOCKS -- 19.0%
            AEROSPACE -- 1.2%
     8,500  Northrop Grumman Corp.,
              7.000% Cv. Pfd., Ser. B ......      990,420             1,232,500
                                              -----------           -----------
            AUTOMOTIVE -- 0.9%
     5,000  Ford Motor Co. Capital
              Trust II,
              6.500% Cv. Pfd. ..............      250,000               281,250
            General Motors Corp.,
    14,000    5.250% Cv. Pfd., Ser. B ......      350,000               367,780
    12,000    4.500% Cv. Pfd., Ser. A ......      300,000               310,080
                                              -----------           -----------
                                                  900,000               959,110
                                              -----------           -----------

                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
                                                                         MARKET
  SHARES                                          COST                    VALUE
----------                                        ----                    -----

            CONVERTIBLE PREFERRED STOCKS (CONTINUED)
            AVIATION: PARTS AND SERVICES -- 4.6%
            Coltec Capital Trust,
    17,000    5.250% Cv. Pfd. (b) ..........  $   802,500           $   619,672
    37,000    5.250% Cv. Pfd. ..............    1,479,875             1,348,698
    30,000  Sequa Corp.,
              $5.00 Cv. Pfd. ...............    2,297,667             2,820,000
                                              -----------           -----------
                                                4,580,042             4,788,370
                                              -----------           -----------
            BROADCASTING -- 1.0%
       100  Gray Communications
              Systems Inc.,
              8.000% Cv. Pfd.,
              Ser. C (b) ...................    1,000,000             1,000,000
                                              -----------           -----------
            BUSINESS SERVICES -- 1.8%
    14,000  Interep National Radio Sales Inc.,
              4.000% Cv. Pfd.,
              Ser. A (b) ...................    1,400,000             1,400,000
    20,000  Key3Media Group,
              5.500% Cv. Pfd. ..............      500,000               500,000
                                              -----------           -----------
                                                1,900,000             1,900,000
                                              -----------           -----------
            CABLE -- 0.5%
    35,000  CVC Equity Securities Trust I,
              6.500% Cv. Pfd. ..............    1,110,195               514,500
                                              -----------           -----------
            DIVERSIFIED INDUSTRIAL -- 0.5%
     2,400  GATX Corp.,
              $2.50 Cv. Pfd. ...............      335,070               408,000
            WHX Corp.,
    28,000    6.500% Cv. Pfd., Ser. A+ .....      216,762               109,760
    10,000    $3.75 Cv. Pfd., Ser. B+ ......       45,523                40,100
                                              -----------           -----------
                                                  597,355               557,860
                                              -----------           -----------
            ENERGY AND UTILITIES -- 0.5%
       500  Cinergy Corp.,
              9.500% Cv. Pfd. ..............       25,025                29,225
     2,500  FPL Group Inc.,
              8.500% Cv. Pfd. ..............      125,000               138,525
       200  KCS Energy Inc.,
              5.000% Cv. Pfd.,
              Ser. A (a) ...................      200,000               116,667
    22,000  Semco Capital Trust II,
              11.000% Cv. Pfd. .............      202,290               186,120
                                              -----------           -----------
                                                  552,315               470,537
                                              -----------           -----------
            ENTERTAINMENT -- 0.8%
     1,000  Metromedia International
              Group Inc.,
              7.250% Cv. Pfd.+ .............       25,331                 2,000

                                                                         MARKET
  SHARES                                          COST                    VALUE
----------                                        ----                    -----

    45,000  Rainbow Equity Securities
              Trust II,
              6.250% Cv. Pfd. ..............  $ 1,000,380           $   516,150
    12,000  Six Flags Inc.,
              7.250% Cv. Pfd. ..............      283,335               277,200
                                              -----------           -----------
                                                1,309,046               795,350
                                              -----------           -----------
            PAPER AND FOREST PRODUCTS -- 2.2%
    57,000  Sealed Air Corp.,
              $2.00 Cv. Pfd., Ser. A .......    2,129,018             2,328,450
                                              -----------           -----------
            REAL ESTATE -- 0.1%
     5,000  Innkeepers USA Trust,
              8.625% Cv. Pfd., Ser. A ......      123,288               123,000
                                              -----------           -----------
            TELECOMMUNICATIONS -- 4.2%
       500  ALLTEL Corp.,
              7.750% Cv. Pfd. ..............       25,100                24,270
    16,400  Broadwing Inc.,
              6.750% Cv. Pfd., Ser. B ......      459,432               277,160
    76,000  Citizens Communications Co.,
              5.000% Cv. Pfd. ..............    3,790,426             3,070,400
       700  Lucent Technologies
              Capital Trust I,
              7.750% Cv. Pfd. (b) ..........      692,250               336,159
     1,000  Lucent Technologies Inc.,
              8.000% Cv. Pfd. ..............      939,000               485,000
    12,000  Philippine Long Distance
              Telephone Co.,
              $3.50 Cv. Pfd., Ser. III .....      471,755               242,400
                                              -----------           -----------
                                                6,377,963             4,435,389
                                              -----------           -----------
            WIRELESS COMMUNICATIONS -- 0.7%
    21,000  Allen Telecom Inc.,
              7.750% Cv. Pfd., Ser. D ......    1,046,350               748,650
     3,000  Loral Space &
              Communications Ltd.,
              6.000% Cv. Pfd., Ser. D ......       54,750                26,625
                                              -----------           -----------
                                                1,101,100               775,275
                                              -----------           -----------
            TOTAL CONVERTIBLE
              PREFERRED STOCKS .............   22,670,742            19,880,341
                                              -----------           -----------
            COMMON STOCKS -- 3.0%
            AVIATION: PARTS AND SERVICES -- 0.1%
     9,000  Kaman Corp., Cl. A .............      106,563               150,840
                                              -----------           -----------
            BROADCASTING -- 0.1%
    35,000  Granite Broadcasting Corp.+ ....       37,187                85,050
                                              -----------           -----------
            CABLE -- 0.0%
    10,000  UnitedGlobalCom Inc.,
              Cl. A+ .......................       91,270                27,500
                                              -----------           -----------

                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
                                                                         MARKET
  SHARES                                          COST                    VALUE
----------                                        ----                    -----

            COMMON STOCKS (CONTINUED)
            ENERGY AND UTILITIES -- 1.7%
     8,900  AGL Resources Inc. .............  $   157,738           $   206,480
    10,000  BP plc, ADR ....................      384,270               504,900
     3,000  CH Energy Group Inc. ...........       83,900               147,750
    10,000  Conectiv .......................      221,812               258,100
    10,000  NiSource Inc.+ .................       20,000                20,800
    25,000  Northeast Utilities ............      474,141               470,250
    10,000  Progress Energy Inc.+ ..........        5,200                 3,000
     2,200  SJW Corp. ......................      213,919               178,200
                                              -----------           -----------
                                                1,560,980             1,789,480
                                              -----------           -----------
            EQUIPMENT AND SUPPLIES -- 0.1%
    50,000  Fedders Corp. ..................      310,916               126,500
                                              -----------           -----------
            FINANCIAL SERVICES -- 0.5%
    24,000  Argonaut Group Inc. ............      532,291               514,080
                                              -----------           -----------
            FOOD AND BEVERAGE -- 0.1%
     3,609  Chiquita Brands
              International Inc.+ ..........       99,993                64,637
                                              -----------           -----------
            PUBLISHING -- 0.3%
    12,000  News Corp. Ltd., ADR ...........      282,768               275,160
                                              -----------           -----------
            TELECOMMUNICATIONS -- 0.1%
    12,547  AT&T Corp. .....................      134,832               134,253
     1,000  Philippine Long Distance
              Telephone Co., ADR+ ..........       12,470                 7,460
                                              -----------           -----------
                                                  147,302               141,713
                                              -----------           -----------
            WIRELESS COMMUNICATIONS -- 0.0%
        49  Winstar Communications
              Inc.+ ........................          438                     0
                                              -----------           -----------
            TOTAL COMMON
              STOCKS .......................    3,169,708             3,174,960
                                              -----------           -----------
            PREFERRED STOCKS -- 1.5%
            BROADCASTING -- 1.3%
     2,127  Granite Broadcasting Corp.,
              12.750% Pfd. .................      879,780             1,361,280
                                              -----------           -----------
            PUBLISHING -- 0.2%
     9,777  News Corp. Ltd., Pfd.,
              ADR ..........................      189,209               193,096
                                              -----------           -----------
            TOTAL PREFERRED
              STOCKS .......................    1,068,989             1,554,376
                                              -----------           -----------

 PRINCIPAL                                                               MARKET
  AMOUNT                                          COST                    VALUE
----------                                        ----                    -----

            CORPORATE BONDS -- 0.3%
            BROADCASTING -- 0.0%
$   15,000  Granite Broadcasting Corp.,
              Sub. Deb.,
              8.875%, 05/15/08 .............  $     7,655           $    13,200
                                              -----------           -----------
            TELECOMMUNICATIONS -- 0.0%
   400,000  Williams Communications
              Group Inc.,
              10.875%, 10/01/09 (c) ........      158,030                35,000
                                              -----------           -----------
            WIRELESS COMMUNICATIONS -- 0.3%
   500,000  Nextel Communications Inc.,
              9.500%, 02/01/11 .............      347,450               247,500
                                              -----------           -----------
            TOTAL CORPORATE
              BONDS ........................      513,135               295,700
                                              -----------           -----------
   SHARES
   ------
            WARRANTS -- 0.0%
            BUSINESS SERVICES -- 0.0%
    87,500  Interep National Radio
              Sales Inc.+ ..................            0                     0
                                              -----------           -----------
 PRINCIPAL
  AMOUNT
----------
            U.S. GOVERNMENT OBLIGATIONS -- 35.6%
$37,438,000 U.S. Treasury Bills,
              1.675% to 1.755%++,
              07/05/02 to 09/19/02 .........   37,375,425            37,375,439
                                             ------------          ------------
TOTAL INVESTMENTS -- 98.9% ................. $110,573,253           103,740,613
                                             ============
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (27.5)% .................           (28,805,462)
                                                                   ------------
NET ASSETS -- COMMON STOCK -- 71.4%
  (8,212,263 common shares outstanding) .................            74,935,151
                                                                   ------------
NET ASSETS -- PREFERRED STOCK -- 28.6%
  (1,200,000 preferred shares outstanding) ..............            30,000,000
                                                                   ------------
TOTAL NET ASSETS -- 100.0% ..............................          $104,935,151
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
  ($74,935,151 / 8,212,263 shares outstanding) ..................         $9.12
                                                                          =====
                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
                                                                         MARKET
COMMON STOCKS                        SHARES     PROCEEEDS                 VALUE
-------------                        ------     ---------                 -----
SECURITIES SOLD SHORT
KCS Energy Inc. ..................   43,299     $ 412,761          $     75,773
                                                                   ============

----------------
            For Federal tax purposes:
            Aggregate cost ..............................          $111,551,589
                                                                   ============
            Gross unrealized appreciation ...............          $  2,661,254
            Gross unrealized depreciation ...............           (10,472,230)
                                                                   ------------
            Net unrealized depreciation .................          $ (7,810,976)
                                                                   ============
-----------------
  (a)    Security fair valued under procedures established by the Board of
         Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of Rule 144A securities amounted to $9,369,862 or 8.93% of total net assets.
  (c)    Bond in default.
  +      Non-income producing security.
  ++     Represents annualized yield at date of purchase.
  ADR -  American Depositary Receipt.
                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)

ASSETS:
  Investments, at value (cost $110,573,253) ...................    $103,740,613
  Cash and foreign currency, at value (cost $13,679) ..........          13,680
  Dividends and interest receivable ...........................       1,032,525
  Receivable for investments sold .............................         412,761
                                                                   ------------
  TOTAL ASSETS ................................................     105,199,579
                                                                   ------------
LIABILITIES:
  Securities sold short (proceeds $412,761) ...................          75,773
  Dividends payable ...........................................          33,333
  Payable for investment advisory fees ........................          57,419
  Payable to custodian ........................................             461
  Payable for legal and audit .................................          21,988
  Payable for shareholder communications expense ..............          27,846
  Other accrued expenses and liabilities ......................          47,608
                                                                   ------------
  TOTAL LIABILITIES ...........................................         264,428
                                                                   ------------
PREFERRED STOCK:
  Cumulative Preferred Stock (8.00%,
    $25 liquidation value, $0.001 par value,
    2,000,000 shares authorized with 1,200,000
    shares issued and outstanding) ............................      30,000,000
                                                                   ------------
  NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS .................................    $ 74,935,151
                                                                   ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:

  Capital stock, at par value .................................    $      8,212
  Additional paid-in capital ..................................      82,936,482
  Accumulated net realized loss on investments,
    securities sold short and foreign
    currency transactions .....................................      (1,513,883)
  Net unrealized depreciation on investments,
    securities sold short and foreign
    currency transactions .....................................      (6,495,660)
                                                                   ------------
  TOTAL NET ASSETS ............................................    $ 74,935,151
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
  ($74,935,151 / 8,212,263 shares outstanding;
    100,000,000 shares authorized of
    $0.001 par value) .........................................           $9.12
                                                                          =====


                             STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2002  (UNAUDITED)
INVESTMENT INCOME:

  Dividends (net of foreign taxes of $4,623) ..................    $    624,275
  Interest ....................................................       2,115,645
                                                                   ------------
  TOTAL INVESTMENT INCOME .....................................       2,739,920
                                                                   ------------
EXPENSES:

  Investment advisory fees ....................................         360,565
  Payroll .....................................................          51,244
  Shareholder services fees ...................................          45,369
  Shareholder communications expenses .........................          37,556
  Directors' fees .............................................          27,654
  Legal and audit fees ........................................          27,389
  Custodian fees ..............................................          14,848
  Miscellaneous expenses ......................................          27,706
                                                                   ------------
  TOTAL EXPENSES ..............................................         592,331
                                                                   ------------
  NET INVESTMENT INCOME .......................................       2,147,589
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments, securities sold
    short and foreign currency transactions ...................        (203,647)
  Net change in unrealized depreciation on
    investments, securities sold short and
    foreign currency transactions .............................      (4,074,255)
                                                                   ------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS .........................      (4,277,902)
                                                                   ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................      (2,130,313)
                                                                   ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income .......................................      (1,200,000)
                                                                   ------------
  TOTAL DISTRIBUTIONS TO PREFERRED
    STOCK SHAREHOLDERS ........................................      (1,200,000)
                                                                   ------------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS .................................     ($3,330,313)
                                                                   ============

                See accompanying notes to financial statements.


                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                                STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
                                                                                        SIX MONTHS ENDED   YEAR ENDED
                                                                                         JUNE 30, 2002     DECEMBER 31,
                                                                                          (UNAUDITED)         2001
                                                                                          -----------      -----------
OPERATIONS:
  Net investment income .............................................................     $ 2,147,589      $ 5,317,865
  Net realized gain (loss) on investments, securities sold short and
    foreign currency transactions ...................................................        (203,647)       1,598,603
  Net change in unrealized appreciation/depreciation of investments,
    securities sold short and foreign currency transactions .........................      (4,074,255)         932,372
                                                                                          -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................      (2,130,313)       7,848,840
                                                                                          -----------      -----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income .............................................................      (1,200,000)      (1,417,106)
  Net realized gain on investments and foreign currency transactions ................              --         (982,894)
                                                                                          -----------      -----------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...............................      (1,200,000)      (2,400,000)
                                                                                          -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS .............................      (3,330,313)       5,448,840
                                                                                          -----------      -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income .............................................................        (964,561)      (3,753,230)
  Net realized gain on investments and foreign currency transactions ................              --       (2,639,941)
  Paid-in capital ...................................................................      (2,272,504)              --
                                                                                          -----------      -----------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..................................      (3,237,065)      (6,393,171)
                                                                                          -----------      -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reinvestment
    of dividends and distributions ..................................................       1,428,150        2,952,833
                                                                                          -----------      -----------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ...........................       1,428,150        2,952,833
                                                                                          -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS .......................................................      (5,139,228)       2,008,502
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ...............................................................      80,074,379       78,065,877
                                                                                          -----------      -----------
  End of period (including undistributed net investment income of
    $0 and $314,002, respectively) ..................................................     $74,935,151      $80,074,379
                                                                                          ===========      ===========

                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced investment operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

If the seller defaults and the value of the collateral declines or if bankruptcy
proceedings   are  commenced  with  respect  to  the  seller  of  the  security, realization of the collateral by the Fund may be delayed or limited.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund's investments. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2002, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2002, the Fund held no forward foreign exchange contracts.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of the Fund's 8.00% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 2002, the Fund's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the six months ended June 30, 2002, Gabelli & Company, Inc. and its affiliates received $7,782 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

4. PORTFOLIO SECURITIES. Costs of purchases and proceeds from sales of securities, other than short-term securities, for the six months ended June 30, 2002 aggregated $31,992,165 and $33,377,421, respectively.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

5. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares of common stock (par value $0.001).

      Transactions in common stock were as follows:

                                                                 SIX MONTHS ENDED
                                                                  JUNE 30, 2002                      YEAR ENDED
                                                                   (UNAUDITED)                    DECEMBER 31, 2001
                                                             ----------------------           ----------------------
                                                              Shares       Amount              Shares       Amount
                                                             -------     ----------           --------    ----------
Shares issued upon reinvestment
  of dividends and distributions .........................   137,546     $1,428,150            286,972    $2,952,833
Net decrease from repurchase of common shares ............        --             --                --             --
                                                             -------     ----------           --------    ----------
Net increase .............................................   137,546     $1,428,150            286,972    $2,952,833
                                                             =======     ==========           ========    ==========

      The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 shares of Common Stock of the Fund in the open market, whenever the shares are trading at a discount of 10% or more from the net asset value of the shares. For the six months ended June 30, 2002, the Fund did not repurchase any shares of Common Stock. All shares of Common Stock repurchased have been retired.

      In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act and by the Shares' Articles Supplementary. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At June 30, 2002, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $33,333. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The Fund shall not declare dividends or make other distributions on 1,200,000 shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      Under Emerging Issues Task Force (EITF) promulgating Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's Cumulative Preferred Stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

6. SUBSEQUENT EVENT. Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. The Fund continues to maintain its investment objective of seeking a high level of total return through a combination of current income and capital appreciation.

      Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the "80% Policy"). The Fund expects to continue its practice of investing in convertible securities to the extent attractive opportunities are available.

      The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with at least 60 days' prior notice of the implementation of any change in the 80% Policy.


                                             THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                                                          FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A FUND COMMON SHARE                   SIX MONTHS ENDED
OUTSTANDING THROUGHOUT EACH PERIOD:                      JUNE 30, 2002                  YEAR ENDED DECEMBER 31,
                                                                        -------------------------------------------------------
  OPERATING PERFORMANCE:                                  (UNAUDITED)     2001       2000        1999        1998        1997
                                                          -----------   --------   --------    --------    ---------   --------
    Net asset value, beginning of period .................  $   9.92    $  10.02   $  11.40    $  11.45    $   11.48   $ 11.08
                                                            --------    --------   --------    --------    ---------   --------
    Net investment income ................................      0.27        0.68       0.72        0.51         0.53       0.49
    Net realized and unrealized gain (loss) on investments     (0.53)       0.32      (0.52)       0.77         0.65       1.23
                                                            --------    --------   --------    --------    ---------   --------
    Total from investment operations .....................     (0.26)       1.00       0.20        1.28         1.18       1.72
                                                            --------    --------   --------    --------    ---------   --------
  DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
    Net investment income ................................     (0.15)      (0.18)     (0.13)      (0.11)       (0.13)     (0.08)
    Net realized gain on investments .....................        --       (0.12)     (0.17)      (0.19)       (0.17)     (0.11)
                                                            --------    --------   --------    --------    ---------   --------
    Total distributions to preferred stock shareholders ..     (0.15)      (0.30)     (0.30)      (0.30)       (0.30)     (0.19)
                                                            --------    --------   --------    --------    ---------   --------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING
    FROM OPERATIONS ......................................     (0.41)       0.70      (0.10)       0.98         0.88       1.53
                                                            --------    --------   --------    --------    ---------   --------
  DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
    Net investment income ................................     (0.12)      (0.48)     (0.57)      (0.39)       (0.39)     (0.40)
    Net realized gain on investments .....................        --       (0.33)     (0.73)      (0.64)       (0.53)     (0.56)
    Paid-in capital ......................................     (0.28)         --         --          --           --         --
                                                            --------    --------   --------    --------    ---------   --------
    Total distributions to common stock shareholders .....     (0.40)      (0.81)     (1.30)      (1.03)       (0.92)     (0.96)
                                                            --------    --------   --------    --------    ---------   --------
  CAPITAL SHARE TRANSACTIONS:
    Increase in net asset value from
      common share transactions ..........................      0.01        0.01       0.02          --         0.01       0.01
    Preferred share offering costs charged to
      paid-in capital ....................................        --          --         --          --           --      (0.18)
                                                            --------    --------   --------    --------    ---------   --------
    Total capital share transactions .....................      0.01        0.01       0.02        0.00         0.01      (0.17)
                                                            --------    --------   --------    --------    ---------   --------
    NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
      SHAREHOLDERS, END OF PERIOD ........................  $   9.12    $   9.92   $  10.02    $  11.40    $   11.45   $  11.48
                                                            ========    ========   ========    ========    =========   ========
    Net asset value total return + .......................      (4.2)%       7.0%       0.0%        9.4%         8.3%      13.5%
                                                            ========    ========   ========    ========    =========   ========
    Market value, end of period ..........................  $  10.45    $  10.90   $   9.13    $  10.56    $   11.25   $  10.31
                                                            ========    ========   ========    ========    =========   ========
    Total investment return ++ ...........................      (0.3)%      29.1%      (1.7)%       3.2%        18.4%      22.2%
                                                            ========    ========   ========    ========    =========   ========
  RATIOS AND SUPPLEMENTAL DATA:
    Net assets including liquidation value of preferred
      shares, end of period (in 000's) ...................  $104,935    $110,074   $108,066    $120,179    $120,726    $122,382
    Net assets attributable to common shares,
      end of period (in 000's) ...........................  $ 74,935    $ 80,074   $ 78,066    $ 90,179    $  90,726   $ 92,382
    Ratio of net investment income to average
      net assets attributable to common shares ...........      5.44%(d)    6.58%      6.49%       4.35%        4.54%      4.23%
    Ratio of operating expenses to average
      net assets attributable to common shares (b) .......      1.50%(d)    1.46%      1.48%       1.80%        1.83%      1.68%
    Ratio of operating expenses to average total net assets
      including liquidation value of preferred shares ....      1.09%(d)    1.07%      1.10%       1.36%        1.38%      1.39%
    Portfolio turnover rate ..............................        47%         59%       169%        175%         149%       243%
CUMULATIVE PREFERRED STOCK:
    8.00% Cumulative Preferred Stock
    Liquidation value, end of period (in 000's) ..........  $ 30,000    $ 30,000   $ 30,000    $ 30,000    $  30,000   $ 30,000
    Total shares outstanding (in 000's) ..................     1,200       1,200      1,200       1,200        1,200      1,200
    Liquidation preference per share .....................  $  25.00    $  25.00   $  25.00    $  25.00    $   25.00   $  25.00
    Average market value (c) .............................  $  25.98    $  25.80   $  24.31    $  25.36    $   26.84   $  25.69
    Asset coverage .......................................       350%        367%       360%        401%         402%       408%
    Asset coverage per share .............................  $  87.47    $  91.72   $  90.05    $ 100.15    $  100.60   $ 101.99

-------------------------
+    Based  on  net  asset  value  per  share,   adjusted  for  reinvestment  of
     distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
(a)  Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(c)  Based on weekly prices.
(d)  Annualized.

                See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is  the  policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible Securities Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Anthony J. Colavita

  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  VICE PRESIDENT/MEDICAL AFFAIRS,
  LAWRENCE HOSPITAL CENTER

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING

                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     8,212,263       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
   For general information about the Gabelli Funds,
   call 1-800-GABELLI (1-800-422-3554), fax us at
   914-921-5118, visit Gabelli Funds' Internet
   homepage at: HTTP://WWW.GABELLI.COM,
   or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

SEMI-ANNUAL REPORT
JUNE 30, 2002

                                                                     GBFCS 06/02